                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM T-1

                               STATEMENT OF ELIGIBILITY
                        UNDER THE TRUST INDENTURE ACT OF 1939
                    OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) _____



                          THE FIRST NATIONAL BANK OF CHICAGO
                 (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

    A NATIONAL BANKING ASSOCIATION                      36-0899825
                                                       (I.R.S. EMPLOYER
                                                       IDENTIFICATION NUMBER)

ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS                 60670-0126
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                          THE FIRST NATIONAL BANK OF CHICAGO
                         ONE FIRST NATIONAL PLAZA, SUITE 0286
                            CHICAGO, ILLINOIS   60670-0286
               ATTN:  LYNN A. GOLDSTEIN, LAW DEPARTMENT (312) 732-6919
              (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)


                       ---------------------------------------
                           DURA AUTOMOTIVE CAPITAL TRUST
             (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS TRUST AGREEMENT)



       DELAWARE                                               41-1908709
   (STATE OR OTHER JURISDICTION OF                        (I.R.S.  EMPLOYER
   INCORPORATION OR ORGANIZATION)                      IDENTIFICATION NUMBER)

          4508 IDS CENTER
     MINNEAPOLIS, MINNESOTA                                         55402
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


      CONVERTIBLE TRUST PREFERRED SECURITIES OF DURA AUTOMOTIVE CAPITAL TRUST
                           (TITLE OF INDENTURE SECURITIES)

ITEM 1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING
          INFORMATION AS TO THE TRUSTEE:

          (a)  NAME AND ADDRESS OF EACH EXAMINING OR
          SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

          Comptroller of the Currency, Washington, D.C.,
          Federal Deposit Insurance Corporation,
          Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

          (b)  WHETHER IT IS AUTHORIZED TO EXERCISE
          CORPORATE TRUST POWERS.

          The trustee is authorized to exercise corporate trust powers.

ITEM 2.   AFFILIATIONS WITH THE OBLIGOR.  IF THE OBLIGOR
          IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH
          SUCH AFFILIATION.

          No such affiliation exists with the trustee.


ITEM 16.  LIST OF EXHIBITS.   LIST BELOW ALL EXHIBITS FILED AS A
          PART OF THIS STATEMENT OF ELIGIBILITY.

          1. A copy of the articles of association of the trustee now in effect.*

          2. A copy of the certificates of authority of the trustee to commence business.*

          3. A copy of the authorization of the trustee to exercise corporate trust powers.*

          4.   A copy of the existing by-laws of the trustee.*

          5.   Not Applicable.

          6.   The consent of the trustee required by
               Section 321(b) of the Act.

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

          8.   Not Applicable.

          9.   Not Applicable.


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 4th day of March, 1998.


               THE FIRST NATIONAL BANK OF CHICAGO,
               TRUSTEE

               BY /s/ Steven M. Wagner
                  --------------------------------------------
                    STEVEN M. WAGNER
                    VICE PRESIDENT




* EXHIBIT 1, 2, 3 AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS EXHIBIT 25.1 TO THE REGISTRATION STATEMENT ON FORM S-3 OF SUNAMERICA INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1996 (REGISTRATION NO. 333-14201).

                                      EXHIBIT 6



                         THE CONSENT OF THE TRUSTEE REQUIRED
                             BY SECTION 321(b) OF THE ACT


                                                            March 4, 1998



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In connection with the qualification of the Amended and Restated Declaration of Trust of Dura Automotive Systems Capital Trust the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                   Very truly yours,

                                   THE FIRST NATIONAL BANK OF CHICAGO



                    BY: /s/ Steven M. Wagner
                       --------------------------------------------
                         STEVEN M. WAGNER
                         VICE PRESIDENT

                                      EXHIBIT 7


LEGAL TITLE OF BANK:          THE FIRST NATIONAL BANK OF CHICAGO      CALL DATE: 12/31/97  ST-BK:  17-1630 FFIEC 031
ADDRESS:                      ONE FIRST NATIONAL PLAZA, STE 0303                              PAGE RC-1
CITY, STATE  ZIP:             CHICAGO, IL  60670
FDIC CERTIFICATE NO.:    0/3/6/1/8

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31,1997

ALL SCHEDULES ARE TO BE REPORTED IN THOUSANDS OF DOLLARS.  UNLESS OTHERWISE INDICATED, REPORT THE AMOUNT
OUTSTANDING AS OF THE LAST BUSINESS DAY OF THE QUARTER.

SCHEDULE RC--BALANCE SHEET

                                                                                                                  C400
                                                                        DOLLAR AMOUNTS IN                         ----
                                                                           THOUSANDS                 RCFD      BIL MIL THOU
                                                                        ------------------           ----      ------------
ASSETS
1.   CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS (FROM SCHEDULE
     RC-A):
     a. NONINTEREST-BEARING BALANCES AND CURRENCY AND COIN(1). . . . .                               0081      4,267,336     1.a.
     b. INTEREST-BEARING BALANCES(2) . . . . . . . . . . . . . . . . .                               0071      6,893,837     1.b.
2.   SECURITIES
     a. HELD-TO-MATURITY SECURITIES(FROM SCHEDULE RC-B, COLUMN A). . .                               1754              0     2.a.
     b. AVAILABLE-FOR-SALE SECURITIES (FROM SCHEDULE RC-B, COLUMN D)                                 1773      5,691,722     2.b.
3.   FEDERAL FUNDS SOLD AND SECURITIES PURCHASED UNDER AGREEMENTS TO
     RESELL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               1350      6,339,940     3.
4.   LOANS AND LEASE FINANCING RECEIVABLES:
     a. LOANS AND LEASES, NET OF UNEARNED INCOME (FROM SCHEDULE
     RC-C) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  RCFD 2122  25,202,984                                4.a.
     b. LESS: ALLOWANCE FOR LOAN AND LEASE LOSSES. . . . . . . . . . .  RCFD 3123     419,121                                4.b.
     c. LESS: ALLOCATED TRANSFER RISK RESERVE. . . . . . . . . . . . .  RCFD 3128           0                                4.c.
     d. LOANS AND LEASES, NET OF UNEARNED INCOME, ALLOWANCE, AND
        RESERVE (ITEM 4.A MINUS 4.B AND 4.C) . . . . . . . . . . . . .                               2125     24,783,863     4.d.
5.   TRADING ASSETS (FROM SCHEDULE RD-D) . . . . . . . . . . . . . . .                               3545      6,703,332     5.
6.   PREMISES AND FIXED ASSETS (INCLUDING CAPITALIZED LEASES). . . . .                               2145        743,426     6.
7.   OTHER REAL ESTATE OWNED (FROM SCHEDULE RC-M). . . . . . . . . . .                               2150          7,727     7.
8.   INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES AND ASSOCIATED
     COMPANIES (FROM SCHEDULE RC-M). . . . . . . . . . . . . . . . . .                               2130        134,959     8.
9.   CUSTOMERS' LIABILITY TO THIS BANK ON ACCEPTANCES OUTSTANDING. . .                               2155        644,340     9.
10.  INTANGIBLE ASSETS (FROM SCHEDULE RC-M). . . . . . . . . . . . . .                               2143        268,501     10.
11.  OTHER ASSETS (FROM SCHEDULE RC-F) . . . . . . . . . . . . . . . .                               2160      2,004,432     11.
12.  TOTAL ASSETS (SUM OF ITEMS 1 THROUGH 11). . . . . . . . . . . . .                               2170     58,483,415     12.

-----------------

(1)  INCLUDES CASH ITEMS IN PROCESS OF COLLECTION AND UNPOSTED DEBITS.
(2)  INCLUDES TIME CERTIFICATES OF DEPOSIT NOT HELD FOR TRADING.



LEGAL TITLE OF BANK:          THE FIRST NATIONAL BANK OF CHICAGO      CALL DATE:  09/30/97 ST-BK:  17-1630 FFIEC 031
ADDRESS:                      ONE FIRST NATIONAL PLAZA, STE 0303                                       PAGE RC-2
CITY, STATE  ZIP:             CHICAGO, IL  60670
FDIC CERTIFICATE NO.:         0/3/6/1/8

SCHEDULE RC-CONTINUED

                                                                        DOLLAR AMOUNTS IN
                                                                           THOUSANDS                           BIL MIL THOU
                                                                        ------------------                     ------------
LIABILITIES

13.  DEPOSITS:
     a. IN DOMESTIC OFFICES (SUM OF TOTALS OF COLUMNS A AND C
        FROM SCHEDULE RC-E, PART 1). . . . . . . . . . . . . . . . . .                          RCON 2200     21,756,846     13.a
        (1) NONINTEREST-BEARING(1) . . . . . . . . . . . . . . . . . .  RCON 6631  9,197,227                                 13.a.1
        (2) INTEREST-BEARING . . . . . . . . . . . . . . . . . . . . .  RCON 6636    559,619                                 13.a.2
     b. IN FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES, AND
        IBFS (FROM SCHEDULE RC-E, PART II) . . . . . . . . . . . . . .                          RCFN 2200     14,811,410     13.b.
        (1) NONINTEREST BEARING. . . . . . . . . . . . . . . . . . . .  RCFN 6631    332,801                                 13.b.1
        (2) INTEREST-BEARING . . . . . . . . . . . . . . . . . . . . .  RCFN 6636 14,478,609                                 13.b.2
14.  FEDERAL FUNDS PURCHASED AND SECURITIES SOLD UNDER AGREEMENTS
     TO REPURCHASE:                                                                             RCFD 2800      4,535,422     14
15.  a. DEMAND NOTES ISSUED TO THE U.S. TREASURY . . . . . . . . . . .                          RCON 2840         43,763     15.a
     v. TRADING LIABILITIES(FROM SCHEDULE RC-D). . . . . . . . . . . .                          RCFD 3548      6,523,239     15.b
16.  OTHER BORROWED MONEY:
     a. WITH A REMAINING MATURITY OF ONE YEAR OR LESS. . . . . . . . .                          RCFD 2332      1,360,165     16.a
     b. WITH A REMAINING MATURITY OF THAN ONE YEAR THROUGH THREE YEARS                               A547        576,492     16.b
     c. WITH A REMAINING MATURITY OF MORE THAN THREE YEARS . . . . . .                               A548        703,981     16.c
17.  NOT APPLICABLE
18.  BANK'S LIABILITY ON ACCEPTANCE EXECUTED AND OUTSTANDING . . . . .                          RCFD 2920        644,341     18
19.  SUBORDINATED NOTES AND DEBENTURES (2) . . . . . . . . . . . . . .                          RCFD 3200      1,700,000     19
20.  OTHER LIABILITIES (FROM SCHEDULE RC-G). . . . . . . . . . . . . .                          RCFD 2930     1,322,077      20
21.  TOTAL LIABILITIES (SUM OF ITEMS 13 THROUGH 20). . . . . . . . . .                          RCFD 2948    53,987,736      21
22.  Not applicable
EQUITY CAPITAL
23.  PERPETUAL PREFERRED STOCK AND RELATED SURPLUS . . . . . . . . . .                          RCFD 3838              0     23
24.  COMMON STOCK. . . . . . . . . . . . . . . . . . . . . . . . . . .                          RCFD 3230        200,858     24
25.  SURPLUS (EXCLUDE ALL SURPLUS RELATED TO PREFERRED STOCK). . . . .                          RCFD 3839      2,999,001     25
26.  a. UNDIVIDED PROFITS AND CAPITAL RESERVES. . . . . . . . . . . . .                         RCFD 3632      1,273,239      26.a.
     b. NET UNREALIZED HOLDING GAINS (LOSSES) ON AVAILABLE-FOR-SALE
        SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . .                          RCFD 8434         24,096     26.b.
27.  CUMULATIVE FOREIGN CURRENCY TRANSLATION ADJUSTMENTS . . . . . . .                          RCFD 3284         (1,515)    27
28.  TOTAL EQUITY CAPITAL (SUM OF ITEMS 23 THROUGH 27) . . . . . . . .                          RCFD 3210      4,495,679     28
29.  TOTAL LIABILITIES AND EQUITY CAPITAL (SUM OF ITEMS 21 AND 28) . .                          RCFD 3300     58,483,415     29



MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

1. INDICATE IN THE BOX AT THE RIGHT THE NUMBER OF THE STATEMENT BELOW THAT BEST DESCRIBES THE MOST COMPREHENSIVE LEVEL OF AUDITING WORK PERFORMED FOR THE BANK BY INDEPENDENT EXTERNAL
                                                                 NUMBER
     AUDITORS AS OF ANY DATE DURING 1996 . . . . . .RCFD 6724.../  N/A./   M.1

1 =  INDEPENDENT AUDIT OF THE BANK CONDUCTED IN ACCORDANCE
     WITH GENERALLY ACCEPTED AUDITING STANDARDS BY A CERTIFIED PUBLIC ACCOUNTING FIRM WHICH SUBMITS A REPORT ON THE BANK
2 = INDEPENDENT AUDIT OF THE BANK'S PARENT HOLDING COMPANY CONDUCTED IN ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS BY A CERTIFIED PUBLIC ACCOUNTING FIRM WHICH SUBMITS A REPORT ON THE CONSOLIDATED HOLDING COMPANY
     (BUT NOT ON THE BANK SEPARATELY)
3 =  DIRECTORS' EXAMINATION OF THE BANK CONDUCTED IN
     ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS
     BY A CERTIFIED PUBLIC ACCOUNTING FIRM (MAY BE REQUIRED BY STATE CHARTERING AUTHORITY)
4. = DIRECTORS' EXAMINATION OF THE BANK PERFORMED BY OTHER EXTERNAL AUDITORS (MAY BE REQUIRED BY STATE CHARTERING AUTHORITY)
5 =  REVIEW OF THE BANK'S FINANCIAL STATEMENTS BY EXTERNAL
     AUDITORS
6 =  COMPILATION OF THE BANK'S FINANCIAL STATEMENTS BY EXTERNAL
     AUDITORS
7 =  OTHER AUDIT PROCEDURES (EXCLUDING TAX PREPARATION WORK)
8 =  NO EXTERNAL AUDIT WORK

--------------------
(1) INCLUDES TOTAL DEMAND DEPOSITS AND NONINTEREST-BEARING TIME AND SAVINGS DEPOSITS.
(2) INCLUDES LIMITED-LIFE PREFERRED STOCK AND RELATED SURPLUS.

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM T-1

                               STATEMENT OF ELIGIBILITY
                        UNDER THE TRUST INDENTURE ACT OF 1939
                    OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) -----

                          ----------------------------------

                          THE FIRST NATIONAL BANK OF CHICAGO
                 (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

    A NATIONAL BANKING ASSOCIATION                36-0899825
                                                  (I.R.S. EMPLOYER
                                                  IDENTIFICATION NUMBER)

ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS                 60670-0126
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES                (ZIP CODE)

                          THE FIRST NATIONAL BANK OF CHICAGO
                         ONE FIRST NATIONAL PLAZA, SUITE 0286
                            CHICAGO, ILLINOIS   60670-0286
               ATTN:  LYNN A. GOLDSTEIN, LAW DEPARTMENT (312) 732-6919
              (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)


                         -----------------------------------
                           DURA AUTOMOTIVE SYSTEMS, INC.
                 (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)



        DELAWARE                                            38-3185711
   (STATE OR OTHER JURISDICTION OF                     (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NUMBER)

       4508 IDS CENTER
     MINNEAPOLIS, MINNESOTA                                 55402
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


 GUARANTEE OF CONVERTIBLE TRUST PREFERRED SECURITIES OF DURA AUTOMOTIVE SYSTEMS
                                  CAPITAL TRUST
                        CONVERTIBLE SUBORDINATED DEBENTURES
                           (TITLE OF INDENTURE SECURITIES)

ITEM 1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING
          INFORMATION AS TO THE TRUSTEE:

          (a)  NAME AND ADDRESS OF EACH EXAMINING OR
          SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

          Comptroller of the Currency, Washington, D.C.,
          Federal Deposit Insurance Corporation,
          Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

          (b)  WHETHER IT IS AUTHORIZED TO EXERCISE
          CORPORATE TRUST POWERS.

          The trustee is authorized to exercise corporate trust powers.

ITEM 2.   AFFILIATIONS WITH THE OBLIGOR.  IF THE OBLIGOR
          IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH
          SUCH AFFILIATION.

          No such affiliation exists with the trustee.


ITEM 16.  LIST OF EXHIBITS.   LIST BELOW ALL EXHIBITS FILED AS A
          PART OF THIS STATEMENT OF ELIGIBILITY.

          1. A copy of the articles of association of the trustee now in effect.*

          2. A copy of the certificates of authority of the trustee to commence business.*

          3. A copy of the authorization of the trustee to exercise corporate trust powers.*

          4.   A copy of the existing by-laws of the trustee.*

          5.   Not Applicable.

          6.   The consent of the trustee required by
               Section 321(b) of the Act.

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

          8.   Not Applicable.

          9.   Not Applicable.


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 4th day of March, 1998.


               THE FIRST NATIONAL BANK OF CHICAGO,
               TRUSTEE

               BY /s/ Steven M. Wagner
                  ------------------------------------------
                    STEVEN M. WAGNER
                    VICE PRESIDENT





* EXHIBIT 1, 2, 3 AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS EXHIBIT 25.1 TO THE REGISTRATION STATEMENT ON FORM S-3 OF SUNAMERICA INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1996 (REGISTRATION NO. 333-14201).

                                      EXHIBIT 6



                         THE CONSENT OF THE TRUSTEE REQUIRED
                             BY SECTION 321(b) OF THE ACT


                                                            March 4, 1998



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In connection with the qualification of (i) a Guarantee Agreement of the Convertible Trust Preferred Securities of Dura Automotive Capital Trust, and
(ii) an Indenture creating the Convertible Subordinated Debenture, each of Dura Automotive, Inc., the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                        Very truly yours,

                        THE FIRST NATIONAL BANK OF CHICAGO



                    BY: /s/ Steven M. Wagner
                        ------------------------------------------
                         STEVEN M. WAGNER
                         VICE PRESIDENT

                                      EXHIBIT 7


LEGAL TITLE OF BANK:          THE FIRST NATIONAL BANK OF CHICAGO      CALL DATE: 12/31/97  ST-BK:  17-1630 FFIEC 031
ADDRESS:                      ONE FIRST NATIONAL PLAZA, STE 0303                              PAGE RC-1
CITY, STATE  ZIP:             CHICAGO, IL  60670
FDIC CERTIFICATE NO.:    0/3/6/1/8

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31,1997

ALL SCHEDULES ARE TO BE REPORTED IN THOUSANDS OF DOLLARS.  UNLESS OTHERWISE INDICATED, REPORT THE AMOUNT
OUTSTANDING AS OF THE LAST BUSINESS DAY OF THE QUARTER.

SCHEDULE RC--BALANCE SHEET

                                                                                DOLLAR AMOUNTS IN                      C400
                                                                                    THOUSANDS            RCFD      BIL MIL THOU
                                                                                -----------------        ----      ------------
ASSETS
1.   CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS (FROM SCHEDULE
     RC-A):
     a. Noninterest-bearing balances and currency and coin(1). . . . . . . . .                            0081      4,267,336   1.a.
     b. INTEREST-BEARING BALANCES(2) . . . . . . . . . . . . . . . . . . . . .                            0071      6,893,837   1.b.
2.   SECURITIES
     a. HELD-TO-MATURITY SECURITIES(FROM SCHEDULE RC-B, COLUMN A). . . . . . .                            1754              0   2.a.
     b. AVAILABLE-FOR-SALE SECURITIES (FROM SCHEDULE RC-B, COLUMN D) . . . . .                            1773      5,691,722   2.b.
3.   FEDERAL FUNDS SOLD AND SECURITIES PURCHASED UNDER AGREEMENTS TO
     RESELL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            1350      6,339,940   3.
4.   LOANS AND LEASE FINANCING RECEIVABLES:
     a. LOANS AND LEASES, NET OF UNEARNED INCOME (FROM SCHEDULE
        RC-C). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  RCFD 2122 25,202,984                            4.a.
     b. LESS: ALLOWANCE FOR LOAN AND LEASE LOSSES. . . . . . . . . . . . . . .  RCFD 3123    419,121                            4.b.
     c. LESS: ALLOCATED TRANSFER RISK RESERVE. . . . . . . . . . . . . . . . .  RCFD 3128          0                            4.c.
     d. LOANS AND LEASES, NET OF UNEARNED INCOME, ALLOWANCE, AND
        RESERVE (ITEM 4.a MINUS 4.b AND 4.c) . . . . . . . . . . . . . . . . .                            2125     24,783,863   4.d.
5.   TRADING ASSETS (FROM SCHEDULE RD-D) . . . . . . . . . . . . . . . . . . .                            3545      6,703,332   5.
6.   PREMISES AND FIXED ASSETS (INCLUDING CAPITALIZED LEASES). . . . . . . . .                            2145        743,426   6.
7.   OTHER REAL ESTATE OWNED (FROM SCHEDULE RC-M). . . . . . . . . . . . . . .                            2150          7,727   7.
8.   INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES AND ASSOCIATED
     COMPANIES (FROM SCHEDULE RC-M). . . . . . . . . . . . . . . . . . . . . .                            2130        134,959   8.
9.   CUSTOMERS' LIABILITY TO THIS BANK ON ACCEPTANCES OUTSTANDING. . . . . . .                            2155        644,340   9.
10.  INTANGIBLE ASSETS (FROM SCHEDULE RC-M). . . . . . . . . . . . . . . . . .                            2143        268,501   10.
11.  OTHER ASSETS (FROM SCHEDULE RC-F) . . . . . . . . . . . . . . . . . . . .                            2160      2,004,432   11.
12.  TOTAL ASSETS (SUM OF ITEMS 1 THROUGH 11). . . . . . . . . . . . . . . . .                            2170     58,483,415   12.

__________________

(1)  INCLUDES CASH ITEMS IN PROCESS OF COLLECTION AND UNPOSTED DEBITS.
(2)  INCLUDES TIME CERTIFICATES OF DEPOSIT NOT HELD FOR TRADING.

LEGAL TITLE OF BANK:     THE FIRST NATIONAL BANK OF CHICAGO      CALL DATE:  09/30/97 ST-BK:  17-1630 FFIEC 031
ADDRESS:                 ONE FIRST NATIONAL PLAZA, STE 0303                                    PAGE RC-2
CITY, STATE  ZIP:        CHICAGO, IL  60670
FDIC CERTIFICATE NO.:    0/3/6/1/8

SCHEDULE RC-CONTINUED
                                                                                DOLLAR AMOUNTS IN
                                                                                    THOUSANDS                   BIL MIL THOU
                                                                                -----------------               ------------
LIABILITIES
13.  DEPOSITS:

     a. IN DOMESTIC OFFICES (SUM OF TOTALS OF COLUMNS A AND C
        FROM SCHEDULE RC-E, PART 1). . . . . . . . . . . . . . . . . . . . .                         RCON 2200   21,756,846  13.A
        (1) NONINTEREST-BEARING(1) . . . . . . . . . . . . . . . . . . . . .    RCON 6631  9,197,227                         13.A.1
        (2) INTEREST-BEARING . . . . . . . . . . . . . . . . . . . . . . . .    RCON 6636    559,619                         13.A.2
     b. IN FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES, AND
        IBFS (FROM SCHEDULE RC-E, PART II) . . . . . . . . . . . . . . . . .                         RCFN 2200   14,811,410  13.B.
        (1) NONINTEREST BEARING. . . . . . . . . . . . . . . . . . . . . . .    RCFN 6631    332,801                         13.B.1
        (2) INTEREST-BEARING . . . . . . . . . . . . . . . . . . . . . . . .    RCFN 6636 14,478,609                         13.B.2
14.  FEDERAL FUNDS PURCHASED AND SECURITIES SOLD UNDER AGREEMENTS
     TO REPURCHASE:. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         RCFD 2800    4,535,422  14
15.  a. DEMAND NOTES ISSUED TO THE U.S. TREASURY . . . . . . . . . . . . . .                         RCON 2840       43,763  15.A
     b. TRADING LIABILITIES(FROM SCHEDULE RC-D). . . . . . . . . . . . . . .                         RCFD 3548    6,523,239  15.B
16.  OTHER BORROWED MONEY:
     a. WITH A REMAINING  MATURITY OF ONE YEAR OR LESS . . . . . . . . . . .                         RCFD 2332    1,360,165  16.A
     b. WITH A REMAINING  MATURITY OF THAN ONE YEAR THROUGH THREE YEARS. . .                              A547      576,492  16.B
     c.  WITH A REMAINING MATURITY OF MORE THAN THREE YEARS. . . . . . . . .                              A548      703,981  16.C
17.  NOT APPLICABLE
18.  BANK'S LIABILITY ON ACCEPTANCE EXECUTED AND OUTSTANDING . . . . . . . .                         RCFD 2920      644,341  18
19.  SUBORDINATED NOTES AND DEBENTURES (2) . . . . . . . . . . . . . . . . .                         RCFD 3200    1,700,000  19
20.  OTHER LIABILITIES (FROM SCHEDULE RC-G). . . . . . . . . . . . . . . . .                         RCFD 2930   1,322,077   20
21.  TOTAL LIABILITIES (SUM OF ITEMS 13 THROUGH 20). . . . . . . . . . . . .                         RCFD 2948  53,987,736   21
22.  NOT APPLICABLE
EQUITY CAPITAL
23.  PERPETUAL PREFERRED STOCK AND RELATED SURPLUS . . . . . . . . . . . . .                         RCFD 3838            0  23
24.  COMMON STOCK. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         RCFD 3230      200,858  24
25.  SURPLUS (EXCLUDE ALL SURPLUS RELATED TO PREFERRED STOCK). . . . . . . .                         RCFD 3839    2,999,001  25
26.  a. UNDIVIDED PROFITS AND CAPITAL RESERVES . . . . . . . . . . . . . . .                         RCFD 3632   1,273,239   26.A.
     b. NET UNREALIZED HOLDING GAINS (LOSSES) ON AVAILABLE-FOR-SALE
        SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         RCFD 8434       24,096  26.B.
27.  CUMULATIVE FOREIGN CURRENCY TRANSLATION ADJUSTMENTS . . . . . . . . . .                         RCFD 3284       (1,515) 27
28.  TOTAL EQUITY CAPITAL (SUM OF ITEMS 23 THROUGH 27) . . . . . . . . . . .                         RCFD 3210    4,495,679  28
29.  TOTAL LIABILITIES AND EQUITY CAPITAL (SUM OF ITEMS 21 AND 28) . . . . .                         RCFD 3300   58,483,415  29

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
MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
1.   INDICATE IN THE BOX AT THE RIGHT THE NUMBER OF THE STATEMENT BELOW THAT BEST DESCRIBES THE  MOST
     COMPREHENSIVE LEVEL OF AUDITING WORK PERFORMED FOR THE BANK BY INDEPENDENT EXTERNAL                        NUMBER
     AUDITORS AS OF ANY DATE DURING 1996 . . . . . . . . . . . . . . . . . . . . .. . . . RCFD 6724 . . .     /  N/A.  /      M.1

1 =  INDEPENDENT AUDIT OF THE BANK CONDUCTED IN ACCORDANCE            4. = DIRECTORS' EXAMINATION OF THE BANK PERFORMED BY OTHER
     WITH GENERALLY ACCEPTED AUDITING STANDARDS BY A CERTIFIED             EXTERNAL AUDITORS (MAY BE REQUIRED BY STATE CHARTERING
     PUBLIC ACCOUNTING FIRM WHICH SUBMITS A REPORT ON THE BANK             AUTHORITY)
2 =  INDEPENDENT AUDIT OF THE BANK'S PARENT HOLDING COMPANY           5 =  REVIEW OF THE BANK'S FINANCIAL STATEMENTS BY EXTERNAL
     CONDUCTED IN ACCORDANCE WITH GENERALLY ACCEPTED AUDITING              AUDITORS
     STANDARDS BY A CERTIFIED PUBLIC ACCOUNTING FIRM WHICH            6 =  COMPILATION OF THE BANK'S FINANCIAL STATEMENTS BY
     SUBMITS A REPORT ON THE CONSOLIDATED HOLDING COMPANY                  EXTERNAL AUDITORS
     (BUT NOT ON THE BANK SEPARATELY)                                 7 =  OTHER AUDIT PROCEDURES (EXCLUDING TAX PREPARATION WORK)
3 =  DIRECTORS' EXAMINATION OF THE BANK CONDUCTED IN                  8 =  NO EXTERNAL AUDIT WORK
     ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS
     BY A CERTIFIED PUBLIC ACCOUNTING FIRM (MAY BE REQUIRED BY
     STATE CHARTERING AUTHORITY)
___________________
(1) INCLUDES TOTAL DEMAND DEPOSITS AND NONINTEREST-BEARING TIME AND SAVINGS DEPOSITS.
(2) INCLUDES LIMITED-LIFE PREFERRED STOCK AND RELATED SURPLUS.
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